UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811- 6604

                      DREYFUS BASIC MONEY MARKET FUND, INC.
                (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:   (212) 922-6000


Date of fiscal year end:   02/28(9)


Date of reporting period:  08/31/03





                                         FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

      Dreyfus BASIC
      Money Market
      Fund, Inc.

      SEMIANNUAL REPORT August 31, 2003


YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL COMPANY(TM)

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                 Dreyfus BASIC
                                                        Money Market Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus BASIC Money Market Fund, Inc. covers the six-month period from March 1, 2003, through August 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Thomas S. Riordan.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. Estimates of economic growth in 2003's second quarter recently were revised upward to 3.3%, and many economists expect another strong showing for the third quarter. At the same time, the Federal Reserve Board has reaffirmed its commitment to keeping interest rates near today's historically low levels. Therefore, we expect money market yields to remain relatively stable for the foreseeable future.

We believe that it is important for investors to remember that money market funds have continued to achieve their primary objective of preserving their shareholders' capital. For emergency reserves and money earmarked for near-term needs, we believe that money market funds remain a sound investment. As always, we encourage you to talk with your financial advisor about investment challenges and opportunities as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,


/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2003




DISCUSSION OF FUND PERFORMANCE

Thomas S. Riordan, Portfolio Manager

How did Dreyfus BASIC Money Market Fund, Inc. perform during the period?

For the six-month period ended August 31, 2003, the fund produced an annualized yield of 0.86% and, taking into account the effects of compounding, an annualized effective yield of 0.86%.(1)

What is the fund's investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue this goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including U.S. government securities, short-term bank obligations, U.S. dollar-denominated foreign and domestic commercial paper, repurchase agreements, asset-backed securities and U.S. dollar-denominated obligations of foreign governments. Normally, the fund invests at least 25% of its net assets in bank obligations.

When managing the fund, we closely monitor the outlook for economic growth and inflation, follow overseas developments and consider the posture of the Federal Reserve Board (the "Fed" ) in our decisions as to how to structure the fund. Based upon our economic outlook, we actively manage the fund's average maturity in looking for opportunities that may present themselves in light of possible changes in interest rates.

What other factors influenced the fund's performance?

The U.S. economy continued to struggle when the reporting period began, as evidenced by the first quarter of 2003's annualized GDP growth rate of just 1.4% .. Previous hopes of a more robust economic rebound faded as mounting fears of war caused consumer confidence to fall to new lows. In fact, at its March meeting, the Fed indicated that uncertainty regarding the war with Iraq was so great that it could not

                                                                The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

adequately assess prevailing economic risks. Later that month, however, investors became more optimistic as it became clearer that major combat in Iraq would be over quickly. Money market yields began to rise at the longer end of the curve as investors' attention returned to the prospects for the U.S. economy.

In May, the economy began to show signs of sustainable improvement. A key purchasing index rose significantly, suggesting better conditions in the manufacturing sector, and consumer confidence rebounded. These encouraging signs were supported by gains in the stock market, low inflation, moderating oil prices, rising productivity and pending tax cuts. However, at its meeting in early May, the Fed adopted a relatively cautious stance, saying economic risks were "weighted toward weakness for the foreseeable future."

Economic indicators continued to improve in June, including stronger consumer confidence and robust existing and new home sales. It was later estimated that U.S. GDP expanded at a higher than expected 2.4% annualized rate for the second quarter of 2003. On the other hand, the unemployment rate climbed to 6.4%, its highest level in nine years, suggesting that the impending recovery might be a relatively jobless one.

Because of the remote possibility that deflationary forces might derail a potential economic recovery, most investors expected the Fed to reduce interest rates further at its meeting in late June. The Fed did not disappoint them, lowering the federal funds rate another 25 basis points to 1%. However, because the Fed did not cut rates by 50 basis points as some investors had expected, money market yields rose in the wake of the Fed' s announcement.

In July, the ISM Manufacturing Index expanded for the first time since February 2003, rising to a point that most analysts consider to be an indicator of economic expansion. However, prices of longer-term bonds plunged amid concerns that higher mortgage rates might constrain consumer spending and stall the economic recovery, and a rising supply of U.S. Treasury securities put additional downward pressure on prices.


In August, it became clearer that business investment and consumer spending were rebounding, even as inflation remained well under control. Other data released in August indicated that the pace of layoffs was stabilizing, and consumer confidence was rising. In the money markets, yields rose modestly among securities with very short maturities, but longer-term yields came under pressure following the month's positive economic news.

WHAT IS THE FUND'S CURRENT STRATEGY?

We believe that the Fed will most likely keep short-term interest rates at the benchmark rate of 1% for some time. In addition, the yield curve steepened during the summer after being inverted at times during the spring. Accordingly, we generally have maintained the fund's weighted average maturity toward the long end of its range. This strategy is designed to capture incrementally higher yields at the longer end of the curve should those opportunities arise. Of course, we intend to monitor economic and market trends carefully, and we may make changes to our strategies as conditions evolve.

September 15, 2003

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. YIELD PROVIDED REFLECTS THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN WHICH SHAREHOLDERS ARE GIVEN AT LEAST 90 DAYS' NOTICE, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S YIELD WOULD HAVE BEEN LOWER.

                                                             The Fund



August 31, 2003 (Unaudited)

STATEMENT OF INVESTMENTS


                                                                                            Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--18.1%                                             Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Bank of Nova Scotia (Yankee)

   1.85%, 10/8/2003                                                                          35,000,000               34,996,072

Citibank N.A.

   1.06%, 11/13/2003                                                                         25,000,000               25,000,505

First Tennessee Bank N.A.

   1.07%, 9/5/2003                                                                           32,000,000               32,000,000

Natexis Banques Populaires (Yankee)

   1.05%, 10/6/2003                                                                          50,000,000               50,000,000

Swedbank

   1.09%, 9/26/2003                                                                          40,000,000  (a)          39,999,725

Wilmington Trust Co.

   1.53%, 11/18/2003                                                                         50,000,000               49,998,933

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $231,995,235)                                                                                               231,995,235

COMMERCIAL PAPER--26.5%
------------------------------------------------------------------------------------------------------------------------------------

Abbey National North America

   1.08%, 9/2/2003                                                                           50,000,000               49,998,500

Amstel Funding Corp.

   1.10%, 9/26/2003                                                                           5,680,000  (b)           5,675,661

Bank of Ireland

   1.06%, 12/8/2003                                                                          15,000,000               14,956,921

Deutsche Bank Financial LLC

   1.10%, 9/2/2003                                                                           50,000,000               49,998,472

FCAR Owner Trust

   1.03%, 9/8/2003                                                                           52,000,000               51,989,586

GE Capital International Funding Inc.

   1.04%, 9/22/2003                                                                          50,000,000               49,969,667

General Electric Co.

   1.06%, 9/25/2003                                                                          50,000,000               49,964,666

Toronto-Dominion Holdings USA Inc.

   1.04%, 11/17/2003                                                                         18,000,000              17,959,960


                                                                                            Principal
COMMERCIAL PAPER (CONTINUED)                                                               Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UBS Finance Delaware LLC

   1.09%, 9/2/2003                                                                           50,000,000               49,998,486

TOTAL COMMERCIAL PAPER
   (cost $340,511,919)                                                                                               340,511,919

CORPORATE NOTES--8.1%
------------------------------------------------------------------------------------------------------------------------------------

Lehman Brothers Holdings Inc.

   1.15%, 4/1/2004                                                                           23,388,000               24,114,999

Merrill Lynch & Co. Inc.

   1.09%, 1/15/2004                                                                          40,000,000  (a)          40,034,743

Paradigm Funding LLC

   1.06%, 10/31/2003                                                                         40,000,000  (a,b)        40,000,000

TOTAL CORPORATE NOTES
   (cost $104,149,742)                                                                                               104,149,742

PROMISSORY NOTES--5.1%
------------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group Inc.

  1.07%--1.25%, 10/16/2003--11/12/2003

   (cost $65,000,000)                                                                        65,000,000  (c)          65,000,000

U.S. GOVERNMENT AGENCIES--23.4%
------------------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Banks

   1.05%--1.38%, 4/14/2004--7/14/2004                                                       160,000,000              160,000,000

Federal Home Loan Mortgage Corp.

   1.04%--1.08%, 11/20/2003--12/31/2003                                                      75,000,000               74,793,167

Federal National Mortgage Association

   1.15%--1.42%, 7/27/2004--9/1/2004                                                         65,800,000               65,800,000

TOTAL U.S. GOVERNMENT AGENCIES

   (cost $300,593,167)                                                                                               300,593,167

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                            Principal
TIME DEPOSITS--18.6%                                                                       Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BNP Paribas (Grand Cayman)

   1.11%, 9/2/2003                                                                           50,000,000               50,000,000

Fortis Bank (Grand Cayman)

   1.09%, 9/2/2003                                                                           50,000,000               50,000,000

Rabobank Nederland (Grand Cayman)

   1%, 9/2/2003                                                                              39,491,000               39,491,000

Societe Generale (Grand Cayman)

   1.09%, 9/2/2003                                                                           50,000,000               50,000,000

Sun Trust Bank (Grand Cayman)

   1%, 9/2/2003                                                                              50,000,000               50,000,000

TOTAL TIME DEPOSITS
   (cost $239,491,000)                                                                                               239,491,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,281,741,063)                                                           99.8%            1,281,741,063

CASH AND RECEIVABLES (NET)                                                                          .2%                3,141,021

NET ASSETS                                                                                       100.0%            1,284,882,084

(A)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS.  AT AUGUST 31,
     2003, THESE  SECURITIES  AMOUNTED TO $45,675,661  REPRESENTING  3.6% OF NET
     ASSETS.

(C)  THESE  NOTES  WAS  ACQUIRED  FOR  INVESTMENT,  AND NOT WITH THE  INTENT  TO
     DISTRIBUTE  OR SELL.  SECURITIES  RESTRICTED  AS TO  PUBLIC  RESALE.  THESE
     SECURITIES  WERE  ACQUIRED  BETWEEN  5/16/2003  AND  6/13/2003 AT A COST OF
     $65,000,000.  AT AUGUST 31, 2003, THE AGGREGATE  VALUE OF THESE  SECURITIES
     WAS $65,000,000 REPRESENTING 5.1% OF NET ASSETS AND ARE VALUED AT AMORTIZED
     COST.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,281,741,063  1,281,741,06

Cash                                                                  1,548,884

Interest receivable                                                   2,922,073

Prepaid expenses                                                         36,936

                                                                  1,286,248,956

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           409,130

Payable for shares of Common Stock redeemed                             767,385

Accrued expenses                                                        190,357

                                                                      1,366,872

NET ASSETS ($)                                                    1,284,882,084

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,284,882,044

Accumulated undistributed net investment income--net                     49,825

Accumulated net realized gain (loss) on investments                    (49,785)

NET ASSETS ($)                                                    1,284,882,084

SHARES OUTSTANDING

(3 billion shares of $.001 par value Common Stock authorized)     1,284,882,044

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended August 31, 2003 (Unaudited)

INVESTMENT INCOME ($):

INTEREST INCOME                                                      8,947,159

EXPENSES:

Management fee--Note 2(a)                                            3,379,356

Shareholder servicing costs--Note 2(b)                                 707,827

Directors' fees and expenses--Note 2(c)                                 61,448

Custodian fees                                                          51,983

Professional fees                                                       29,344

Registration fees                                                       17,328

Prospectus and shareholders' reports                                    12,231

Miscellaneous                                                           11,564

TOTAL EXPENSES                                                       4,271,081

Less--reduction in management fee due to
  undertaking--Note 2(a)                                           (1,229,659)

NET EXPENSES                                                         3,041,422

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE
  IN NET ASSETS RESULTING FROM OPERATIONS                            5,905,737

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                          August 31, 2003           Year Ended
                                              (Unaudited)    February 28, 2003
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,905,737           23,697,255

Net realized gain (loss) from investments              --               12,244

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    5,905,737           23,709,499
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (5,855,912)         (23,697,255)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 302,430,260         882,788,649

Dividends reinvested                            5,603,889          22,577,229

Cost of shares redeemed                     (440,643,892)      (1,300,374,974)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS         (132,609,743)         (395,009,096)

TOTAL INCREASE (DECREASE) IN NET ASSETS    (132,559,918)         (394,996,852)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,417,442,002        1,812,438,854

END OF PERIOD                               1,284,882,084        1,417,442,002

Undistributed investment income--net               49,825                  --

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                                   Six Months Ended                            Fiscal Year Ended February
                                    August 31, 2003   ------------------------------------------------------------------------------
                                        (Unaudited)           2003            2002           2001            2000            1999
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                         1.00           1.00            1.00            1.00            1.00            1.00

Investment Operations:

Investment income--net                         .004           .015            .035            .061            .050            .051

Distributions:

Dividends from investment
   income--net                               (.004)         (.015)          (.035)          (.061)          (.050)           (.051)

Net asset value,
   end of period                               1.00          1.00            1.00            1.00            1.00             1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                             .85(a)          1.50            3.54            6.23            5.10             5.19
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                        .45(a)           .45             .45             .45             .45             .45

Ratio of net investment
   income to average
   net assets                                .87(a)          1.51            3.50            6.06            4.98            5.08

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                   .18(a)           .18             .17             .17             .15             .13
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                            1,284,882      1,417,442      1,812,439       1,854,935        1,913,618       1,837,664

(A) ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus BASIC Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N. A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the " Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

$581 during the period ended August 31, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

On September 2, 2003, the fund declared a cash dividend of approximately $.0001 per share from undistributed investment income-net which includes investment income-net for Saturday August 30 and Sunday August 31, 2003.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $49,785 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 28, 2003. If not applied, $39,570 of the carryover expires in fiscal 2006 and $10,215 expires in fiscal 2007.

The tax character of distributions paid to shareholders during the fiscal year ended February 28, 2003 were all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At August 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 2--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the fund, to the extent that if the fund's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The reduction in management fee, pursuant to the undertaking, amounted to $1,229,659 during the period ended August 31, 2003.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2003, the fund was charged $494,246 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2003, the fund was charged $133,472 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000, an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets.


                  For More Information

                        Dreyfus
                        BASIC Money Market Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  123SA0803




ITEM 2. CODE OF ETHICS.

            Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

            Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6.      [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS BASIC MONEY MARKET FUND, INC.

By:   /S/STEPHEN E. CANTER
      Stephen E. Canter
      President

Date:  October 24, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  October 24, 2003

By:   /S/JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  October 24, 2003

                                       EXHIBIT INDEX

        (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

          (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)